Plastic2Oil®

A JBI, Inc. Technical Innovation For a Cleaner Planet

Converting waste plastic into ultra-clean, ultra-low sulphur fuel.

JBI

The Size of the Plastic Waste Problem



- 31M tons of waste plastic goes to landfill in US (2010)
- Growing at approx. 8% per yr.
- Most plastic cannot be recycled
- Only 8% is recycled, mostly PET

Plastic Waste Generated – US (2010)



8% Recycled
92%
Not Recycled

www.epa.gov/osw/conserve/materials/plastics.htm

The Diversion Myth



‘Diversion’ is used as a ‘kind’ word to describe sending North American plastic to China.

Plastic2Oil

Plastic to ? Facility



360 Waste Permit – Feedstock



JBI Plastic2Oil

Feedstock – Drying & Feeding



JBI Plastic2Oil

3T Coal + 2T Plastic = 1T Fuel



Plastic2Oil

Fuel



Simple Polymer Cracking

Polymer Cracking



Random Hydrocarbon Cracking Results


Random Hydrocarbon Cracking
Random Chains
10%
20%
70%
(C20-C60)

US Market: Results Similar to China

To date, attempts by US companies to convert waste plastic into oil have mirrored attempts in China, meeting with processor limitations such as:

1. Operating using batch feed, rather than continuous feed – result is an inconsistent soup-like fuel product.
2. The release of startup and shutdown gases to the atmosphere.
3. The incineration of 'in-process' gasses.
4. Low flash point fuels of low value, typically less than $20/barrel.
5. End product which requires further costly refining.

Plastic2Oil®

Evolution of the P20 Process

Evolution of the P2O Process



Year 1

- Perfected 1kg lab processor – table top
- Molecular audit

Evolution of the P2O Process





Year 1

- Perfected 1kg lab processor – table top
- Molecular audit

Year 2

- Scaled to 1T processor
- Pilot Plant
- Stack Test and NYSDEC consent
- Scaled to 20T processor

Evolution of the P2O Process







Year 1

- Perfected 1kg lab processor – table top
- Molecular audit

Year 2

- Scaled to 1T processor
- Pilot plant
- Stack test and NYSDEC consent
- Scaled to 20T processor

Year 3

- Permits
- Machine enhancements
- Additive blending
- Quality control
- Processor #2 fabricated & assembled

Processor Design

- **Footprint**
  - 1,200 ft^2 (machine) with 3,000 ft^2 operating space
  - 16 ft height
- **Plastic Feedstock**
  - All types of mixed, unwashed plastic destined for landfill
- **Through-Put Capacity**
  - 4,000 lbs/hr per processor
- **Minimal Energy Required**
  - Operates using off-gases
- **Manpower Required**
  - 2 operators/shift per 3 unit cluster



Commercial Unit


Plastic2Oil

Model for Roll-Out to Include:

- 3 unit clusters
- 1 building
- Located at partner sites where high volume waste plastic streams occur

JBI

Plastic2Oil®

P20 Process Validation


FID1 A, (041510\080F8401.D)
pA
250
200
150
100
50
0
5
10
15
20
25
ta File C:\HPCHEM\1\DATA\041510\080F8401.D Sample Name: 1068-51-32
CS2



Islechem process validation: scalable and repeatable

P20 Process Validation: Stack Test


CRA

Particulate
0.002 lbs/hr

CO
3.1 ppm

NOX
15.1 ppm

SO_2
0.02 ppm

15.97% Oxygen

THC
3.92 ppm

CRA stack test proves well within emissions criteria

Permitting

Emission Monitoring

- Not required. No sensors on our stack.
- No scrubber or filters on our stack.

Regulated

- NYSDEC worked closely every step of the way.

Dilution

- None. It's commonly stated the "solution to pollution is dilution". We have no pollution to dilute.

NYSDEC permits the Niagara Falls facility in June 2011

Services Required

Minimal services are required to run the P2O processor.

Sewer – Not required

Water
- Non-contact, cooling
- Required to fill water cooling tower

Electricity
- 67 kWh on average
- 3-phase 460v
- Small motors to turn reactor, run fuel and water pumps, gas compressor system and small motor on feed

Off-Gases – Approx. 10-12% of plastics processed are converted to natural gases which are used in a closed-loop to heat and run the process

Plastic Feedstock



Agricultural Film
http://www.giordanosrecycling.com



Consumer Waste Plastic Film



Automotive Plastic #5


GAS TANKS
WINE BAGS

Gas Tanks & Wine Bags


CURWOOD

Food Containers

Plastic2Oil®

P2O Process Resulting Products


10-12%Gas
2-4% Petcoke
Fuel 86%



Plastic2Oil®

JBI

Inert Petcoke



- Well below TCLP levels
- Heating value of 10,600 BTU/lb
- Commercial commodity

JBI, Inc. Fuel Samples



Naphtha   Fuel No. 2   Fuel No. 6

* Samples drawn on February 27, 2012.

Fuel Comparison

	Boiler Fuel	JBI, Inc. Fuel
Sulphur	4%	≈0% (<4 ppm)
Sediment & Water	1%	≈0.0%
Carbon Residue	High	Low

Analytical Lab Equipment

- GC/MS – Gas Chromatograph with Mass Spectrophotometer
- GC/FID – Gas Chromatograph with Flame Ionization Detector
- ICP-OES – Inductively Coupled Plasma Atomic Emission Spectroscopy
- ISL Flash Point Analyzer
- ISL Cloud Point Analyzer
- ISL Pour Point Analyzer
- Distillation Analyzer
- RVP
- ISL Sulphur Analyzer
- ISL Silicon Analyzer




CPP 5Gs


XOS
Sindie


PAC
OptiDist


FP93 5G2

Commercial Channels

Variable Fuel Production

The ability of the P2O processor to produce a range of fuels allows JBI, Inc. to adapt to changing fuel price environments in response to variables such as:

- ➔ Fuel price variations across different product lines
- ➔ Profit margin on specific fuel types
- ➔ Economic conditions
- ➔ Customer preferences & market demands
- ➔ Changing environmental legislations



Customer Channels: Fuel Sales

1. Fuel Brokers
2. Fuel Retailers
3. Direct to End User

Fuel Sales: Direct To End User

Direct to end user agreements provide:

- ➔ Opportunity for industry and municipalities to ‘green’ with low-sulphur P2O fuels


Industry

JBI

Customer Channel: Waste Management



Plastic Waste Stream Management

Install processors at sources of large volume plastic streams to help:

- Decrease tonnage of waste plastic currently being directed to landfill and reduce cost associated with disposal (ie. tipping fees).
- Provide access to affordable, cleaner burning fuels that reduce emissions into the environment.
- Respond to a growing expectation for business & government to align with green initiatives.

Plastic2Oil®

Validation for Commercial Roll-out

JBI

Plastic2Oil®

Third Party Validation: SAIC Report

SAIC Energy, Environment & Infrastructure, LLC

- International FORTUNE 500® provider of scientific, engineering, systems integration and technical services and solutions

Scope of Audit

- Over 3 days
- Technical soundness, engineering design, commercial viability
- Commercial P2O processor (#2) monitored over 72 hr. period
- 121,318 lbs of plastic feedstock through-put
- Through-put rate: 2,000 lbs/hr

Resulting Products

- 10,287 gal. – No. 6 fuel
- 4,269 gal. – Naphtha

Source: SAIC Technical Review of JBI, Inc. Plastic2Oil® Business, May 14, 2012

Municipality Market Value Proposition



- Clean fuel without need for further refinement
- ASTM D396 fuels supplied to direct end users
- NYSDEC 4,000 lb/hr air permit
- Processed approx. 2 million pounds of plastic waste to date
- Modular, repeatable, scalable, small footprint
- Multiple commercial units
- SAIC validation – technically sound and viable
- $10 million financing
- No government funding

Plastic2Oil®

For More Information – JBI, Inc.



John Bordynuik

P: 716-278-0015

www.plastic2oil.com